Proposal for profit appropriation	12 Months Ended
Dec. 31, 2017
Aegon N.V [member]
Proposal for profit appropriation

22 Proposal for profit appropriation

At the Annual General Meeting of Shareholders on May 18, 2018, the Executive Board will, absent unforeseen circumstances, propose a final dividend for 2017 of EUR 0.14 per common share and EUR 0.0035 per common share B. The final dividend will be paid in cash or stock at the election of the shareholder. The value of the stock dividend will be approximately equal to the cash dividend.

If the proposed dividend is approved by shareholders, Aegon shares will be quoted ex-dividend on May 22, 2018, for the shares listed on the New York Stock Exchange and on May 22, 2018, for shares listed on Euronext. The record date for the dividend will be May 23, 2018. Shareholders can elect to receive a dividend in cash or in shares during the dividend election period, which will run from May 29, 2018 up to and including June 15, 2018. The dividend will be payable as of June 22, 2018.

In order to reflect the prevailing market price of Aegon N.V. common shares fully within the indication provided, the number of dividend coupons that give entitlement to a new common share of EUR 0.12 (nominal value) will be determined on June 15, 2018 after 5.30 p.m. (CET), based on the average share price on Euronext Amsterdam in the five trading days from June 11, 2018 up to and including June 15, 2018.

	2017	2016
Final dividend on common shares	286	265
Earnings to be retained	2,183	172
Net income attributable to owners of Aegon N.V.	2,469	437